Exhibit 10.1

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Execution Copy

THIRD AMENDMENT

This THIRD AMENDMENT (this “Amendment”) is made and entered into as of September 12, 2019  by NATERA, INC., a Delaware corporation  (the “Borrower”),  NATERA INTERNATIONAL, INC., a Delaware corporation (“Natera International”), NSTX, INC.,  a Delaware corporation (“NSTX” and, together with Natera International, the “Guarantors”), and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership  (the “Lender”).

WHEREAS,  the Borrower and the Lender are party to that certain Credit Agreement, dated as of August 8, 2017,  among the Borrower, as borrower, and the Lender, as lender (as amended by that certain Amendment and Waiver dated as of December 31, 2018 and by that certain Second Amendment dated as of April 15, 2019, and as may be further amended or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower is engaged, through its “Evercord” service line, in the business of providing certain cord blood and tissue collection, processing, banking and Storage services (the “Business”) and the Borrower intends on selling all of the assets used solely and exclusively in the Business (such sale, so long as it is consummated on or before December 31, 2019,  the “  Cord Blood Sale”);

WHEREAS, the Borrower wishes for the Lender to permit the Cord Blood Sale and the Lender desires to agree to permit the Cord Blood Sale,  subject to the terms and conditions contained herein; and

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, an amendment under the Credit Agreement may be entered into by the Borrower and the Lender.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.          Amendment.  Upon the effectiveness of this Amendment, the Lender and the Borrower agree that:

(a)        Amendment to Section 1.1. The following definitions are added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Cord Blood Sale” has the meaning set forth in the Third Amendment.

“Third Amendment” means that certain Third Amendment, made and entered into as of September 12, 2019 by the Borrower, the Guarantors party thereto and the Lender.

(b)        Amendment to Section 1.1. The definition of “Net Asset Sales Proceeds” is hereby amended by adding “or Section 8.8(k)” immediately after “(i)” in the first parenthetical thereof.

(c)        Amendment to Section 7.13(a).  Section 7.13(a) of the Credit Agreement is hereby amended by inserting the following as new clause (w), immediately after the words “exclusively used for” and immediately prior to clause (x) thereof:

“(w) escrow accounts in connection with the Cord Blood Sale”

(d)        Amendment to Section 8.3.  Section 8.3 of the Credit Agreement is hereby amended by (x) removing “and” from the end of clause (q) thereof, (y) inserting “and” at the end of clause (r) thereof and (z) inserting the following as a new clause (s):

“Liens on Excluded Accounts permitted by Section 7.13(a)(w);”

(e)        Amendment to Section 8.8.  Section 8.8 of the Credit Agreement is hereby amended by (x) removing “or” from the end of clause (i) thereof, (y) deleting “.” and inserting “; or” from the end of clause (j) thereof and (z) inserting the following as a new clause (k):

“the Cord Blood Sale.”

3.          [Reserved]

4.          Effectiveness.  This Amendment shall become effective upon:

(a)        the receipt by the Lender of a counterpart signature to this Amendment duly executed and delivered by the Borrower and each Guarantor;  and

(b)        the receipt by the Borrower of a counterpart signature to this Amendment duly executed and delivered by the Lender.

5.          Expenses.  [*]  pursuant to Section 10.3 of the Credit Agreement.

6.        Representations and Warranties.  The Borrower and the Guarantors represent and warrant to the Lender as follows:

(a)        After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date are true and correct as of such date.

(b)       After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.

(c)       The execution, delivery and performance of this Amendment are within Borrower’s and each Guarantor’s  corporate or organizational powers and has been duly authorized by all necessary corporate or organizational action; (ii) this Amendment constitutes the legal, valid and binding obligations of Borrower and each Guarantor, enforceable against such Person in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (iii) no authorization or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower or any Guarantor of this Amendment.

7.          Reaffirmation of Security Interests.  Each of the Borrower and each Guarantor (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting, and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

8.          Reaffirmation of Guarantee.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

9.          No Implied Waiver.  Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement,  other than as expressly set forth herein, all of which shall continue in full force and effect.  Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment or waiver of any of the terms and conditions of the Credit Agreement.

10.        Waiver and Release.  TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND THE GUARANTORS (FOR THEMSELVES AND THEIR AFFILIATES) (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)        WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)        FOREVER RELEASE, RELIEVE AND DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)        IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED.  IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)        THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)        THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

11.         Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by e-mail (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

12.         Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.,
as the Borrower

By:	/s/Michael Brophy
Name:	Michael Brophy
Title:	Chief Financial Officer

NATERA INTERNATIONAL, INC.,
as Guarantor

By:	/s/Michael Brophy
Name:	Michael Brophy
Title:	Chief Financial Officer

NSTX, INC.,
as Guarantor

By:	/s/Michael Brophy
Name:	Michael Brophy
Title:	Chief Financial Officer

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:	/s/W. Carter Neild
Name:	W. Carter Neild
Title:	Member

Signature Page to Amendment